Investing Today for Tomorrow’s Energy Infrastructure Investor Introduction and Overview March 2013 NYSE: CNP investors.centerpointenergy.com NYSE: OGE oge.com/investor-relations Exhibit 99.2

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Forward Looking Statement
This document does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such offering may be made only by means of a prospectus.
This document includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this document regarding the anticipated closing of the partnership formation, including the anticipated benefits and a possible initial public offering of the partnership, and other statements that are not historical facts are forward-looking statements. Each forward looking statement contained in this document speaks only as of the date of this document. Factors that could affect actual results include the satisfaction or waiver of the conditions to closing the transaction, the receipt of applicable regulatory approvals and the termination rights of the parties under the master formation agreement for the transaction, and other factors discussed in CenterPoint Energy’s and its subsidiaries’ and
OGE Energy Corp.’s Form 10-Ks for the fiscal year ended December 31, 2012, and other filings with the
SEC.
Pursuant to a registration rights agreement to be entered into upon the closing of the transaction, OGE and
CenterPoint Energy will agree to initiate the process for the sale of an equity interest in the Midstream
Partnership in an initial public offering (IPO) after formation. The parties can give no assurances that the
IPO will be consummated. Prior to consummating the IPO, OGE, CenterPoint Energy and the partnership will determine the financial and other terms of the offering in conjunction with ArcLight. In addition, consummation of the IPO is subject to market conditions.

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CenterPoint Energy (“CNP”), OGE Energy Corp. (“OGE”) and ArcLight Capital (“ArcLight”) are forming a midstream partnership composed of CNP’s Field Services and Interstate Pipelines and OGE’s and
ArcLight’s Enogex Midstream business
– An existing  subsidiary of CenterPoint Energy Resources Corp. will become the Midstream partnership
– 100% of CNP Field Services and Interstate Pipelines and 100% of OGE’s and ArcLight’s Enogex  will be contributed
Transaction Overview
Transaction
Summary
Partnership
Structure
Private master limited partnership upon formation
Control and governance of the General Partner will be equally managed by CNP and OGE
Sponsors intend to pursue an IPO of the partnership, creating a publicly traded MLP
Timing  &
Approvals
Normal regulatory approvals expected
Anticipate transaction closure in second or third quarter 2013
Sponsor
Ownership
Accounting
Treatment
Limited partner ownership expected to be 59% CNP, 28% OGE and 13% ArcLight
Incentive distribution rights of the general partner: CNP 40%, OGE 60%
CNP and OGE expect to account for their investment in the partnership using the equity method of accounting
Gain associated with the step-up of asset value, if any, will be determined at the time of formation
Financing
&
Credit
Target leverage of 2.5x LTM EBITDA
Expected to be self-financing with adequate liquidity provided by $1.4 billion revolving credit facility
$1.05 billion three-year bank term loan expected to be used to repay debt owed to CNP subsidiary
Anticipate receiving investment grade credit ratings

CenterPoint Energy
OG&E

CenterPoint Energy
OG&E
ARCLIGHT

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Midstream Partnership Formation
50%
Governance
40% IDR Interest
60% IDR Interest
CNP Assets:
Pipelines and Field Services
Enogex Assets
59%
LP
Interest
28%
LP
Interest
13%
LP
Interest
50%
Governance
(NYSE:OGE)
(NYSE:CNP)
Midstream
Partnership
General
Partner

CenterPoint Energy
OG+E

CenterPoint Energy
OG+E
ARCLIGHT

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CenterPoint Energy Resources Corp. (CERC)
A Subsidiary of CenterPoint Energy
Strong Credit Metrics and Liquidity
(1) The Midstream Partnership Term Loan will have a limited guarantee of collection from CenterPoint Energy Resources Corp.
(2)
General Partner
DEBT
Three-Year Bank Term Loan $1,050 (1)
Notes to CERC Sub 363
Enogex Sr Notes 450 (3)
Enogex Term Loan 250 (3)
Total $2,113
LIQUIDITY
Five-Year Revolver $1,400 (2)
Total $1,400
Liquidity is expected to be provided by a $1.4 billion Five-Year Senior Unsecured Revolving Credit Facility which is anticipated to be syndicated prior to transaction close.  Approximately $144 million is expected to be drawn under such facility at transaction close assuming the close occurs on June 1, 2013.  Enogex’s existing revolver will be terminated commensurate with the closing of the $1.4 billion facility.
(3) The Enogex Senior Notes and Enogex Term Loan will be guaranteed by the Midstream Partnership.
Midstream Partnership

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Benefits of the Partnership
Enhanced scale, with more than $10.7 billion of combined assets
Geographic diversification, with operations in major natural gas and liquids-
rich producing areas of Oklahoma, Texas, Arkansas and Louisiana
Significant asset positions in a broad range of basins, including the Granite
Wash, Tonkawa, Mississippi Lime, Cana Woodford, Haynesville, Fayetteville,
Barnett and Woodford plays
Enhanced supply and market access
Meaningful operating and commercial synergies
Stable and predictable cash flows from a balanced and diversified portfolio of assets
Independent access to capital

CO
KS
MO
IL
IN
KY
NM
OK
AR
TN
TX
MS
AL
LA
FL
CenterPoint Energy
Enogex
CenterPoint Energy Gas Transmission
Mississippi River Transmission
CenterPoint Energy Field Services
Southeast Supply Header (50% owned)
CenterPoint Energy Storage
CenterPoint Processing/Treating
CenterPoint Energy Perryville Hub
Enogex Transmission
Enogex Gathering
Enogex Storage
Enogex Processing

7 investors.centerpointenergy.com March 2013 oge.com/investor-relations Midstream Partnership Increased Scale, Scope and Supply Diversity

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Diversified Asset Base
Source:  SEC Form 10-K as of December 31, 2012 and other Company materials.
Area CNP Midstream Enogex New Midstream Partnership
8,400 miles Interstate pipelines Nearly 2,300 miles Intrastate pipelines 8,400 miles Interstate pipelines
Nearly 9 TBtu/d throughput capacity Nearly 2,300 miles Intrastate pipelines
3.7 TBtu/d throughput volume 2.1 TBtu/d throughput volume Nearly 9 TBtu/d throughput capacity
Perryville Hub™ 5.8 TBtu/d throughput volume
Perryville Hub™
4,600 miles of gathering 6,640 miles of gathering 11,240 miles of gathering
2.5 Bcf/d gathered 1.4 Bcf/d gathered 3.9 Bcf/d gathered
2 major plants 9 major plants 11 major plants
0.6 Bcf/d inlet capacity 1.3 Bcf/d inlet capacity 1.9 Bcf/d inlet capacity
Rich Gas Header System Rich Gas Header System
6 storage facilities 2 storage facilities 8 storage facilities
67 Bcf of storage 24 Bcf storage 91 Bcf/d storage
Barnett
Haynesville Granite Wash Cana Woodford
Fayetteville Cana Woodford Fayetteville
Woodford Mississippi Lime Granite Wash
Barnett Tonkawa Haynesville
Cana Woodford Mississippi Lime
Tonkawa
Woodford
2012 EBITDA $566 Million $292 Million $858 Million
Total Assets $6.5 Billion $4.2 Billion $10.7 Billion
Net PPE $4.7 Billion $2.3 Billion $7 Billion
Storage
Key Gathering
Basins
Pipelines
Gathering
Processing

Mississippi Lime
Colorado
Kansas
Missouri
90
Fayetteville
Cana Woodford
Woodford
Tonkawa
Oklahoma
31
13
67
16
Granite Wash
New Mexico
Arkansas
Haynesville
Barnett
37
42
Texas
Louisiana

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Balanced Mix of Dry Gas and Liquids-Rich Plays
Significant Producer Activity Across Key Conventional and Shale Basins
Unconventionl Plays
Wet Gas
Predominantly Dry gas
Heat Map Index
0 – 25 Rigs
26 – 50 Rigs
51 – 75 Rigs
76+ Rigs

600,000
500,000
400,000
300,000
200,000
100,000
0
Encana
Shell
XTO
Chesapeake
Apache
QEP
Devon
Samson
BHP
BP
Continental Resources
EP Energy
Stephens
SM Energy
Marathon
Kaiser
Enerifin

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Expanded High Quality Producer Customer Base
Minimal Customer Overlap
Average Throughput, MMBtu/d
Table reflects each Company’s top ten producer throughput as of December 31, 2012
CenterPoint Energy Field Services
Enogex

11 investors.centerpointenergy.com March 2013 oge.com/investor-relations APPENDIX: Background Information

12 investors.centerpointenergy.com March 2013 oge.com/investor-relations CenterPoint Energy Background Information

MT
ND
MN
SD
WY
NE
IA
WI
MI
IL
IN
OH
CO
KS
MO
KY
WV
VA
PA
NY
ME
VT
NH
MA
CT
RI
NJ
MD
DE
NC
TN
NM
OK
AR
MS
AL
GA
TX
LA
FL
ELECTRIC OPERATIONS
GAS OPERATIONS
FIELD SERVICES
PIPELINES
CENTERPOINT ENERGY SERVICES
NON-CNP TERRITORY

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CenterPoint Energy, Inc  (NYSE: CNP)
Domestic Energy Delivery with 147 Year Operating History
Strategically located assets and attractive service territories that provide operating scale and diversification of risk
Regulated and fee-based operations provide over 90 percent of operating income with stable earnings and cash flow
Opportunity to leverage
market position as a leading
provider of gas
infrastructure services,
particularly in shale plays
Organic growth opportunities
across all businesses
Committed to a secure,
competitive dividend with growth
Houston, TX headquartered
Regional offices in AR, LA, MS, MN, OK, TX

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Southeast Supply Header
CenterPoint Energy Interstate Pipelines
2012A 2013E 2014E 2015E 2016E 2017E
$132 $201 $212 $128 $136 $126
– Long-term agreements with affiliated LDCs extended into 2021
– Nearly 40% of contracted demand serves LDCs and industrial load in and around system
– Continued focus on shifting short-term contracts to longer-term arrangements
– Initiated FERC rate proceeding for MRT (first since 2001)
– Initiated settlement process with CEGT customers
Developing on-system customer growth, pipeline extensions and greenfield projects
– Perryville
Hub™
Trading Point provides ready access to Gulf Coast
– Diverse supply basins
– Continue to pursue extension opportunities especially power generation load and producer laterals
– Pursue SESH expansion opportunities as well as expansion opportunities on core system
Capital expenditures
– Maintenance capital expected to average $60 to $80 million annually
– New environmental regulations (e.g. RICE MACT) will increase environmental capital expenditures
– Expanded integrity management programs likely from pending pipeline safety regulation
(in millions, source 2012 Form 10-K)
Three pipeline segments across nine states- CEGT with Line CP, MRT, SESH

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CenterPoint Energy Field Services
(1) Includes capital expenditures and acquisitions
2012A
(1)
2013E 2014E 2015E 2016E 2017E
$414 $271 $114 $88 $70 $71
Secure core business through superior customer service and product offerings
– Attractive margins despite highly competitive business dynamics
– Relatively low risk business model utilizing volume commitments and guaranteed return contract terms
– Strategic footprint in both traditional and shale basins with operational flexibility for both dry and wet processing
Significant increase in throughput driven primarily by shale gas infrastructure investments
– Average throughput of 2.5 Bcf per day in 2012 and anticipate similar levels in 2013
– Attractive long-term contracts position business for solid long-term growth
Haynesville – 2 Bcf per day gathering and treating capacity
Fayetteville – 800 MMcf per day gathering capacity
Woodford – 500 MMcf per day gathering, 400 MMcf per day treating  capacity
Amoruso – 200 MMcf per day gathering
Waskom – 0.3 Bcf processing, over 200 MMcf per day gathering and 14,500 barrels per day fractionation plant
Actively pursuing other opportunities in liquids-rich shale plays
– Bakken Open Season initiated February 19, 2013
Capital expenditures (in millions, source 2012 Form 10-K)

16 investors.centerpointenergy.com March 2013 oge.com/investor-relations OGE Background Information

OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage

investors.centerpointenergy.com March 2013 oge.com/investor-relations
OGE Energy Corp. (NYSE: OGE)
Domestic Energy Delivery with 111 Year Operating History
Key financial objectives:
–
5% to 7% long-term earnings growth
rate
–
Stable and growing dividend
–
Strong credit metrics
–
Reduce earnings volatility by growing
fee-based business
Headquartered in Oklahoma City
Vertically integrated electric utility (OG&E) and natural gas midstream business (Enogex)
Over 90% of earnings derived from utility or fee-based midstream business
Strategically located assets in a stable and growing service territory, prolific natural gas basins and wind corridor

•

Kansas
Lipscomb
Hemphill
Wheeler
Comanche
Stephens
Carter
Oklahoma
Texas
Enogex
ANADARKO BASIN
Gas Play
Cana Woodford
Greater Granite Wash
Plant Facilities
Gas Plant
Gas Plant-UC
Pipeline
Transmission - Active
Gathering - Active
Gathering-Acquired

•

Enogex
PIPELINE SYSTEM AND FACILITIES
PIPELINE OPERATION DISTRICTS

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Enogex, LLC
Expanding midcontinent footprint primarily in the
gathering and processing businesses
– Over 2.5 million acres of long-term acreage dedications in
Western Oklahoma, the Texas Panhandle and the
Southeast Cana regions
– Since 2011, over $1 billion of capital invested in gathering, compression, processing facilities and acquisitions
– Super processing header system allows for optimization
and high system reliability
Transportation and storage are stable fee-based
businesses with high quality utility customers
– Delivers natural gas to 15 gas-fired power plants in
Oklahoma including OG&E and AEP’s Public Service
Company of Oklahoma
– Interconnections with 13 long-haul interstate pipelines
allows customers to access multiple markets in the U.S.
– 24 Bcf of working storage is primarily fee-based on a long-
term and short-term basis

19 investors.centerpointenergy.com March 2013 oge.com/investor-relations Detailed Asset Overview CenterPoint Energy Midstream

CO
KS
MO
IL
IN
KY
NM
OK
AR
TN
TX
MS
AL
LA
FL
CenterPoint Energy
CenterPoint Energy Gas Transmission
Mississippi River Transmission
CenterPoint Energy Field Services
Southeast Supply Header (50% owned)
CenterPoint Energy Storage
CenterPoint Processing/Treating
CenterPoint Energy Perryville Hub

20 investors.centerpointenergy.com March 2013 oge.com/investor-relations CenterPoint Energy Midstream Asset Overview

MISSOURI
OKLAHOMA
ARKANSAS
TEXAS
MISSISSI
LOUI
Storage
CEGT PIPELINES
Line CP

40
32
9
9
7

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Diverse supply sources from Haynesville, Fayetteville, Woodford and Barnett shale plays
Access to Gulf Coast via Perryville Hub™ / SESH
Diverse customer base with strong credit profile
Note: The above data does not reflect shippers on CEGT’s Line CP
CenterPoint Energy Gas Transmission (CEGT)
CEGT Top Customers (% Revenues)
CNP Gas Operations
Laclede Group
Southwestern Electric Power
Oneok Energy Services
ANR pipeline
Other

MISSOURI
OKLAHOMA
ARKANSAS
TEXAS
MISSISSI
LOUI
TI
Storage
CEGT PIPELINES
Line CP

25
25
25
14
6
6
Chesapeake Energy
Exxon Mobil/ XTO
EOG Resources
PetroHawk
BP Energy
Other

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Sub-segment of CEGT with its own fixed fuel treatment running from Carthage, TX to Perryville, LA
Provides market access for supply from the Barnett and Haynesville Shales
Access to Gulf Coast and other off-system markets via Perryville Hub™ / SESH provides key differentiator in oversupplied corridor
Note: The above data only reflects shippers on Line CP and does not reflect shippers on the rest of CEGT as a whole
CNP’s Line CP
Line CP Top Customers (% Revenues)

investors.centerpointenergy.com March 2013 oge.com/investor-relations
SONAT PV Core
CGT PV Core
SESH FM-65 Core
TENN 800 Core
SESH / SONAT Header
GSPL Header
MEP Header
CGT CP
ANR CP TGC CP
TGT CP
TGT PV core
TENN 100 Core
TGC Core
ANR PV Core
TETCO W
Monroe Core
GSPL W Monroe Core
MRT PV Core
Storage Header (4Q 2013)
Delhi
Alto
LGS Sterlington
Core
Midla Core
CEGT Core
Line CP
Perryville Hub Header
Bi-directional Meters
Delivery Meters (Receipts
by Displacement)
Delivery Meter
Receipt Meter (Deliveries
by Displacement)
Diverse supply sources
ANR:  ANR Pipeline
CGT:  Columbia Gulf Transmission
GSPL:   Gulf South Pipeline
CNP’s Perryville Hub® (PVH)
Access to multiple end user markets
Highly liquid delivery/receipt point
– Substantial Volume Accessibility – Over 30 Bcf/d of
receipt & delivery capacity
– Supply & Market Optionality – more than 20 separate
interconnects with 7 bi-directional
– Established Perryville Hub™ Trading Point
MEP:  Midcontinent Express
TGT:  Texas Gas Transmission
TGC:  Trunkline Gas Company

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Barnett, Fayetteville, Woodford, Haynesville,  Cana-Woodford,
Mississippi Lime, and Granite Wash shale plays
Traditional Arkoma, Ark-La-Tex, and Anadarko Basins

KANSAS
MISSOURI
ILLINOIS
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
MISSISSIPPI
Storage
MRT

50
25
10
6
4
5

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Barnett
Shale
Woodford
Shale
Fayetteville
Shale
Haynesville
Shale
Access to key supply source shale plays
Significant demand from large LDC customer
Access to Gulf Coast via Perryville Hub™ / SESH
CNP’s Mississippi River Transmission (MRT)
MRT Top Customers (% of Revenues)
Laclede Group
CEGT
Ameren IIIinois
CenterPoint Energy Services
US Steel
Other

CenterPoint Energy

Southeast Supply Header
Southeast Supply Header, LLC
LOUISIANA
MISSISSIPPI
ALABAMA
Delhi Station
TETLP
COPIAH STORAGE
Gwinville Station
SONAT
Collins Booster Station
Transco
Petal Booster Station
Tennessee
PETAL STORAGE
SOUTHERN PINES STORAGE
FGT
Lucedale Station
Gulfstream
MOBAY STORAGE
Interconnect
Mainline Compressor Station
Booster Station
Jointly Owned Facilities
SESH Area of Detail

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CNP’s Southeast Supply Header (SESH)
50/50 joint venture between
CenterPoint and Spectra
Energy
–
CenterPoint provides field
operations
–
Spectra provides commercial
operations
–
SONAT undivided interest in first
115 miles (500 MM/d capacity
entitlement)
Pipeline capacity of 1.5 Bcf/d
Gwinville (Sonat) and 1.0
Bcf/d to Florida
11 interconnections with
existing natural gas pipelines
Access to 3 high deliverability
storage facilities, with another
2 facilities expected
Pipeline Summary

investors.centerpointenergy.com March 2013 oge.com/investor-relations
– Anadarko basin
– Arkoma basin (includes Woodford
and Fayetteville shales)
– Ark-La-Tex basin (includes
Haynesville shale)
CenterPoint Energy Field Services (CEFS)
Statistics reflect July 2012
Anadarko Basin
Arkoma Basin
Ark-La-Tex Basin
Basin Revenues (%)
Assets in three major gas traditional and shale basins
ARK-LA-TEX
ARKOMA
ANADARKO

27 investors.centerpointenergy.com March 2013 oge.com/investor-relations Detailed Asset Overview Enogex LLC

Enogex
PIPELINE SYSTEM AND FACILITIES
PIPELINE OPERATION DISTRICTS
TEXAS
BEAVER
HARPER
WOODS
ALFALFA
GRANT
KAY
OSAGE
NOWATA
CRAIG
OTTAWA
WOODWARD
GARFIELD
NOBLE
PAWNEE
ROGERS
DELAWARE
MAYES
LIPSCOMB
MAJOR
ELLIS
DEWEY
KINGFISHER
LOGAN
CREEK
WAGONER
CHEROKEE
ADAIR
HEMPHILL
LINCOLN
OKMULGEE
SEQUOYAH
OKLAHOMA
WHEELER
BECKHAM
SEMINOLE
COLLINGSWORTH
GREER
KIOWA
LE FLORE
HARMON
PONTOTOC
GARVIN
JACKSON
COMANCHE
STEPHENS
TILLMAN
PUSHMATAHA
JOHNSTON
COTTON
CARTER
JEFFERSON
MCCURTAIN
CHOCTAW
MARSHALL
LOVE
BRYAN

28 investors.centerpointenergy.com March 2013 oge.com/investor-relations Enogex Asset Overview

OG&E

Woodward
Garfield
Noble
Pawnee
Lipscomb
Ellis
Payne
Dewey
Kingfisher
Logan
Hemphill
Blaine
McClure
Thomas
Calumet
Oklahoma
Wheeler
Roger Mills
Canadian
Clinton
South Canadian
Wheeler
Canute
Washita
Cleveland
Pottawatomie
Caddo
TEXAS
OKLAHOMA
Grady
McClain
Collingsworth
Cox City
Comanche
Jackson
Stephens
Tillman
Cotton
Carter
Enogex Assets
Gas Plant
Gas Plant-UC
Enogex Pipeline
Transmission
Gathering
Processing Header
Dedicated Acreage
Apache
Chesapeake
Continental
Devon
Other
Dedications as of 3/11/2013

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Large acreage dedications
Western Oklahoma, the Texas Panhandle and Mississippi Lime
Greater Granite Wash
(Tonk/Clev/Marm/GW)
(rich)
Apache          PVR
Chesapeake     Questar
Devon        Cimarex
NW Cana
(less rich)
Devon     Cimarex
Continental     Questar
SE Cana
(rich)
Continental     Newfield
Marathon     EagleRock
Chevron     Chesapeake
Mississippi Lime
(oil / rich gas)
Devon     Slawson
Various Others

Perry Station
Thomas Plant
McClure Plant
Calumet Plant
Wheeler Plant
South Canadian Plant
Clinton Plant
Canute Plant
Cox City Plant
WOODWARD
MAJOR
GARFIELD
PAWNEE
NOBLE
LIPSCOMB
OCHILTREE
ELLIS
DEWEY
KINGFISHER
LOGAN
PAYNE
BLAINE
ROBERTS
HEMPHILL
ROGER MILLS
CUSTER
CANADIAN
LINCOLN
OKLAHOMA
WHEELER
GRAY
BECKHAM
WASHITA
CADDO
CLEVELAND
POTTAWATOMIE
GRADY
MCCLAIN
DONLEY
COLLINGSWORTH
GREER
KIOWA
PONTOTOC
GARVIN
COMANCHE
STEPHENS
MURRAY
COTTON
CARTER
Gas Plants
Existing Plant
Approved Plant
Enogex Processing Header
Existing Header
Approved Header
Convert to Gathering Header

30 investors.centerpointenergy.com March 2013 oge.com/investor-relations Enogex Rich Gas Header System Source: Enogex management presentation (November 2012)

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Enogex Processing Plants
Source: Enogex management presentation (November 2012)
Nameplate
Processing Year Capacity
Plant Installed Type of Plant (MMcf/d)
Calumet 1969 Lean Oil 250
Thomas 1981 Cryogenic 135
Wetumka 1983 Cryogenic 60
Cox City 1994 Cryogenic 60
Canute 1996 Cryogenic 60
Roger Mills 2008 Refrigeration 100
Clinton 2009 Cryogenic 120
Cox City Train 4 2011 Cryogenic 120
South Canadian 2011 Cryogenic 200
Wheeler 2012 Cryogenic 200
McClure* 2013 Cryogenic 200
Total Pro Forma Capacity 1,505
*Presently under construction.

OG&E

Kansas
Oklahoma
Texas
Enogex
ANADARKO BASIN
Gas Play
Cana Woodford
Greater Granite Wash
Plant Facilities
Gas Plant
Gas Plant-UC
Pipeline
Transmission - Active
Gathering - Active
Gathering-Acquired
Lipscomb
Ellis
Hemphill
Roger Mills
Dewey
Blaine
Custer
Canadian
Wheeler
Beckham
Washita
Caddo
Grady
McClain
Comanche
Stephens
Garvin
Carter
Note:
This map has been compiled from the most accurate data available for illustration purposes only however Enogex Inc., subsidiaries, and affiliates do not guarantee the accuracy of the map and do not assume any responsibility or liability for any reliance thereon. This map may or may not reflect acquisitions, deletions, ownership, and operation of assets.

32 investors.centerpointenergy.com March 2013 oge.com/investor-relations Enogex Expanding Position in the Mid-Continent

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Enogex Transportation
Strategically located transportation assets
– ~2,250 miles intrastate transportation pipelines
Average throughput of ~2.1 TBtu/d
– OG&E and PSO are two largest customers
– Deliver natural gas to 15 electric generation
facilities in Oklahoma
Two natural gas storage facilities
– Approximately 24 Bcf of aggregate working gas
capacity
Well positioned with multiple outlet
alternatives
– Connected to 13 major third-party pipelines at 64
pipeline interconnect points

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Enogex Storage Overview
The two natural gas storage facilities on the east side of the Enogex system provide approximately 24 Bcf of working gas capacity to customers.
The Wetumka storage field
– Services the majority of the power plant load on the system.
– In operation since 1973
– Total working storage capacity is 18 Bcf
– Consists of 34 active injection/withdrawal wells, which equates to a maximum deliverability and injection capacity of 450 MMcf/d
The Stuart storage field
– In operation since 1994
– Total working storage capacity is 6 Bcf
– Contains 11 active storage wells for injection and withdrawal.  Maximum deliverability and injection capacity is 200 MMcf/d.
Both fields have historically been fully contracted.

investors.centerpointenergy.com March 2013 oge.com/investor-relations
CenterPoint Energy, Inc (CNP) and OGE Energy Corp (OGE) have included the non-GAAP financial measure EBITDA based on information in their respective 2012 Form 10-K and the combined partnership. EBITDA is a supplemental non-
GAAP financial measure used by external users of the Company's financial statements such as investors, commercial banks and others, to assess:
CNP provides a reconciliation of EBITDA to its operating income attributable to CNP’s Field Services and Pipelines business reported in CNP and CenterPoint Energy Resources Corp. 2012 Form 10-K, which is considered to be most directly
comparable financial measure as calculated and presented in accordance with GAAP.   OGE provides a reconciliation of
EBITDA to net income attributable to Enogex Holdings, which Enogex considers to be its most directly comparable financial measure as calculated and presented in accordance with GAAP. The non-GAAP financial measure of EBITDA should not be considered as an alternative to GAAP accounting attributable to each company. EBITDA is not a presentation made in accordance with GAAP and has important limitations as an analytical tool. EBITDA should not be considered in isolation or as a substitute for analysis of each company’s results as reported under GAAP. Because EBITDA excludes some, but not all, items that affect each company’s reported financial results and is defined differently by different companies in the midstream energy sector, each company’s definition of EBITDA may not be comparable to a similarly titled measure of other companies.
To compensate for the limitations of EBITDA as an analytical tool, CNP and OGE believe it is important to review the comparable GAAP measure and understand the differences between the measures.
Non-GAAP Financial Measure
• The financial performance of assets without regard to financing methods, capital structure or historical cost basis;
• Operating performance and return on capital as compared to other companies in the midstream energy sector, without regard to financing or capital structure; and
• The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

investors.centerpointenergy.com March 2013 oge.com/investor-relations
Reconciliation of EBITDA to GAAP
(A)
As of November 1, 2010, Enogex Holdings' earnings are no longer subject to tax (other than Texas state margin taxes) and are taxable at the individual partner level.
(B)
Includes amortization of certain customer-based intangible assets associated with the acquisition from Cordillera in November 2011, which is included in gross margin for financial reporting purposes.
As reported ($ millions)
Field Services Interstate Pipelines Midstream Group
Operating Income 214 $                 207 $                          421 $
Add:
Depreciation and amortization 50 56 106
Equity in earnings of unconsolidated affiliates 5 26 31
Distributions in excess of earnings               3 5 8
EBITDA 272 $                 294 $                          566 $
Net Income attributable to Enogex Holdings 147.8 $
Add:
Interest expense, net 32.6
Income tax expense
(A)
0.2
Depreciation and amortization expense
(B)
111.6
EBITDA 292.2 $
Combined EBITDA 858.2 $
Year Ended December 31, 2012
CenterPoint Energy
Enogex Holdings